UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported May 14, 2010
FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
SIGNATURES

ITEM 8.01 OTHER EVENTS.
          The following amends and restates the description of FirstMerit Corporation’s (“FirstMerit” or the “Company”) common stock, without par value (the “Common Shares”) and preferred stock, without par value (“Preferred Shares”):
Authorized and Outstanding Capital Stock
          Pursuant to FirstMerit’s Second Amended and Restated Articles of Incorporation, as amended (the “Articles”), the Company has authorized for issuance 300,000,000 Common Shares, which may be issued and sold without further shareholder action provided that the issuance and sale is made in compliance with the Articles and FirstMerit’s Second Amended and Restated Code of Regulations (the “Regulations” and collectively with the Articles, the “Corporate Governance Documents”) and the Ohio General Corporation Law (the “OGCL”).
          In addition, the Articles have authorized for issuance 7,000,000 Preferred Shares, which may be issued and sold without further shareholder action provided that the issuance and sale is made in compliance with the Corporate Governance Documents and the OGCL.
Terms of Preferred Shares
Designation
          All Preferred Shares must be of equal rank and must be identical except in respect to the particulars as may be fixed and determined by the Board of Directors, and each share of each series shall be identical in all respects with all other shares of such series, except as to the date from which dividends are cumulative.
          The Board of Directors is authorized in respect of any unissued Preferred Shares to fix or change:
a.	The division of such shares into series, the designation of each series (which may be by distinguishing number, letter or title) and the authorized number of shares in each series, which number may be increased (except where otherwise provided by the Board of Directors in creating the series) or decreased (but not below the number of shares thereof outstanding) by like action of the Board of Directors;

b.	The annual dividend rates of each series;

c.	The dates at which dividends, if declared, shall be payable;

d.	The redemption rights and price or prices, if any, for shares of the series;

e.	The terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

f.	The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of FirstMerit;

g.	Whether the shares of the series shall be convertible into Common Shares and, if so, the conversion price or prices and the adjustments thereof, if any, and all other terms and conditions upon which such conversion may be made;

h.	Restrictions on the issuance of shares of the same series or of any other class or series;

i.	The voting rights attributable to each issued series of Preferred Shares, if any, subject to the limitations set forth below; and

j.	The right to elect up to two additional directors, and the terms and conditions upon which such rights vest.
Dividends and Distributions
          The holders of Preferred Shares of each series shall be entitled to receive out of any funds legally available for Preferred Shares as and when declared by the Board of Directors, dividends in cash at the rate for such series fixed by the Board of Directors, payable quarterly on the dates fixed for such series. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date of issuance thereof. No dividends may be paid or declared or set apart for any of the Preferred Shares for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon or declared or set apart for all Preferred Shares, of all series then issued and outstanding and entitled to receive such dividend.
Certain Restrictions
          In no event, so long as any Preferred Shares are outstanding, shall any dividends, except a dividend payable in Common Shares, be paid or declared or any distribution be made, except as aforesaid, on the Common Shares, nor shall any Common Shares be purchased, retired or otherwise acquired by FirstMerit:
a.	Unless all accrued and unpaid dividends on the Preferred Shares, including the full dividends for the current quarterly dividend period, have been declared and paid, or a sum sufficient for payment thereof set apart; and

b.	Unless there are no arrearages with respect to the redemption of Preferred Shares of any series from any sinking fund provided for shares of such series by the Board of Directors.
Liquidation, Dissolution or Winding Up
          The holders of Preferred Shares of any series shall, in the case of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of FirstMerit, be entitled to receive in full out of the assets of the Company, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares, the amounts fixed with respect to shares of such series in accordance with the decision of the Board of Directors, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amounts due pursuant to such liquidation, dissolution or winding up of the affairs of FirstMerit.
          The merger or consolidation of FirstMerit into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property of FirstMerit, shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.
Voting Rights
          No series of Preferred Shares may be issued with voting rights in excess of one vote per share. The aggregate of all additional directors that may be elected by all series of Preferred Shares may not exceed two.
Terms of Common Shares
Voting Rights
          Cumulative Voting and Preemptive Rights. Each holder of Common Shares has the right to cast one vote for each share owned on all matters submitted to a vote of shareholders. No holder of Common Shares is entitled to the right of cumulative voting in the election of directors. The Articles provide that no holder of shares of any class of capital stock is entitled to preemptive rights.
          Director Nominations. Any shareholder who determines to nominate a person for election as a director must deliver written notice to the Secretary of FirstMerit not later than: (1) with respect to an election to be held at an annual meeting of shareholders for the election of directors, 90 days in advance of such meeting; and (2) with respect to such an election to be held at a special meeting of shareholders, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. The notice must set forth specific information regarding the nominating shareholder and nominee, and must be accompanied by a consent of the nominee to serve as a director if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure.
          Special Meetings. A special meeting of shareholders of FirstMerit can be called by the President, by the Board of Directors acting at a meeting, by a majority of the Board when not in a meeting, or by shareholder(s) owning one-half or more of the outstanding Common Shares.
          Action Without a Meeting. The OGCL provides that any shareholder action to be taken by written consent without a meeting must be done unanimously. However, pursuant to the terms of the Regulations, the Regulations may be amended or new Regulations may be adopted by the shareholders without a meeting by written consent of the holders of shares entitling them to exercise a majority of the voting power of FirstMerit on such proposal.

          Mergers, Consolidations, Dissolutions, Combinations and Other Transactions. Subject to the provisions discussed in “— Anti-Takeover Statutes” below, Ohio law requires a merger, consolidation, dissolution, disposition of all or substantially all of a corporation’s assets, and a “majority share acquisition” or “combination” involving issuance of shares with one-sixth or more of the voting power of the corporation be adopted by the affirmative vote of the holders of shares entitled to exercise at least two-thirds of the voting power of the corporation on such proposal, unless the articles of incorporation specify a different proportion (but not less than a majority). Adoption by the affirmative vote of the holders of two-thirds of any class of shares, unless otherwise provided in the Articles, may also be required if the rights of holders of that class are affected in certain respects by the merger or consolidation.
           The Articles modify such voting requirements. Article Seventh of the Articles currently provides that, notwithstanding the above provisions of Ohio law generally requiring the affirmative vote of the holders of shares entitled to exercise at least two-thirds of the voting power of a corporation, such matters may be approved by the affirmative vote of a majority of the voting power of the Company, as represented by a majority of the outstanding voting shares of each class of Common shares entitled to vote as a class.
          Amendment to Corporate Governance Documents. Pursuant to the provisions of the Articles, the Articles may be amended by shareholders holding a majority of the voting power of FirstMerit at a meeting held for such purposes. The Regulations provide for amendment by shareholders holding a majority of the voting power at a meeting, or without a meeting by written consent, of the shareholders entitled to exercise a majority of the voting power of the Company on such proposal. Directors may amend the code of regulations of an Ohio corporation only to the extent permitted or provided by a corporation’s regulations, but the Regulations do not so permit or provide.
Directors
          Number; Classification. The Regulations presently provide that the number of directors may be fixed or changed at a meeting of the shareholders called for the purpose of electing directors at which a quorum is present, or by the Board of Directors by the affirmative vote of at least two-thirds of the authorized number of directors, but in no event shall the number of directors exceed 15 or be less than nine without the approval of the holders of shares entitling them to exercise a majority of the voting power of FirstMerit. Subject to the foregoing, the number of directors currently is twelve. A director need not be a shareholder of FirstMerit.
          Nominations. Nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote in the election of directors. However, any shareholder entitled to vote in the election of directors at a meeting may nominate a director only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by U.S. mail, postage prepaid, to the Secretary of FirstMerit not later than: (1) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of the date established by the Regulations for the holding of such meeting; and (2) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of Common Shares of FirstMerit entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of FirstMerit if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.
          Removal; Vacancy. A director may be removed with or without cause during the term of office for which he or she was elected by shareholders by a vote of the holders of a majority of the voting power entitling them to elect directors in place of those to be removed. The Regulations provide that vacancies in the Board of Directors, whether occurring by reason of a resignation or otherwise, may be filled by the Board of Directors acting by a vote of a majority of directors then in office, even if less than a quorum.
          Indemnification, Insurance and Limitation of Director Liability. Under Ohio law, Ohio corporations are authorized to indemnify directors, officers, employees and agents within prescribed limits and must indemnify them under certain circumstances. Ohio law does not provide statutory authorization for a corporation to indemnify directors, officers, employees and agents for settlements, fines or judgments in the context of derivative suits. It provides, however, that directors (but not officers, employees and agents) are entitled to mandatory advancement of expenses, including attorneys’ fees, incurred in defending any action, including derivative actions, brought against the director, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that his act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation’s best interests.
          Ohio law does not authorize payment of expenses or judgments to a director, officer, employee or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if a director, officer, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary except as otherwise provided by a corporation’s articles or code of regulations or by contract and except with respect to the advancement of expenses of directors.
          Under Ohio law, a director is not liable for monetary damages unless it is proved by clear and convincing evidence that his action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no comparable provision limiting the liability of officers, employees or agents of a corporation. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, procure insurance for such persons.
          The Articles provide that FirstMerit may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of FirstMerit, or of any other corporation or organization for which he was serving as a director, officer, employee or agent at the request of FirstMerit.
          FirstMerit has entered into indemnification agreements with each of its directors and executive officers and has acquired insurance for its obligations to provide indemnification to its officers and directors.
Anti-Takeover Statutes
          Ohio Control Share Acquisition Act. The Ohio Control Share Acquisition Act (the “Acquisition Act”) provides that certain notice and informational filings, and special shareholder meeting and voting procedures, must be followed prior to consummation of a proposed “control share acquisition,” which is defined as any acquisition of an issuer’s shares which would entitle the acquirer, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (1) one-fifth or more but less than one-third of such voting power; (2) one-third or more but less than a majority of such voting power; or (3) a majority or more of such voting power.
          The Acquisition Act does not apply to a corporation if its articles of incorporation or code of regulations so provide. FirstMerit has opted out of the Acquisition Act.
          Ohio Merger Moratorium Statute. The Ohio Merger Moratorium Statute (the “Merger Moratorium Act”) prohibits certain business combinations and transactions between an “issuing public corporation” and a beneficial owner of 10% or more of the shares of the corporation (an “interested shareholder”) for at least three years after the interested shareholder attains 10% ownership, unless the board of directors of the issuing public corporation approves the transaction before the interested shareholder attains 10% ownership. An “issuing public corporation” is defined as an Ohio corporation with 50 or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no close corporation agreement exists. Examples of transactions regulated by the Merger Moratorium Act include the disposition of assets, mergers and consolidations, voluntary dissolutions, and the transfer of shares (“Moratorium Transactions”).
          Subsequent to the three-year period, a Moratorium Transaction may take place provided that certain conditions are satisfied, including: (1) the board of directors approves the transaction; (2) the transaction is approved by the holders of shares with at least two-thirds of the voting power of the corporation (or a different proportion set forth in the articles of incorporation), including at least a majority of the outstanding shares after excluding shares controlled by the interested shareholder; or (3) the business combination results in shareholders, other than the interested shareholder, receiving a fair price plus interest for their shares. The Merger Moratorium Act is applicable to all corporations formed under Ohio law, but a corporation may elect not to be covered by the Merger Moratorium Act, or subsequently elect to be covered, with an appropriate amendment to its articles of incorporation. FirstMerit has not taken any such corporate action to opt out of the Merger Moratorium Act.
          Ohio “Anti-Greenmail” Statute. Pursuant to the Ohio “Anti-Greenmail” Statute (the “Anti-Greenmail Statute”), a public corporation formed in Ohio may recover profits that a shareholder makes from the sale of the corporation’s securities within 18 months after making a proposal to acquire control or publicly disclosing the possibility of a proposal to acquire control. The corporation may not, however, recover from a person who proves either: (1) that his sole purpose in making the proposal was to succeed in acquiring control of the corporation and there were reasonable grounds to believe that he would acquire control of the corporation; or (2) that his purpose was not to increase any profit or decrease any loss in the stock. Also, before the corporation may obtain any recovery, the aggregate amount of the profit realized by such person must exceed $250,000. Any shareholder may bring an action on behalf of a corporation if the corporation refuses to bring an action to recover these profits. The party bringing such an action may recover his attorneys’ fees if the court having jurisdiction over such action orders recovery of any profits. An Ohio corporation may elect not to be covered by the Anti-Greenmail Statute with an appropriate amendment to its articles of incorporation, but FirstMerit has not taken any such corporate action to opt out of the statute.
          Control Bid Provisions of the Ohio Securities Act. Ohio law further requires that any offeror making a control bid for any securities of a “subject company” pursuant to a tender offer must file information specified in the Ohio Securities Act with the Ohio Division of Securities when the bid commences. The Ohio Division of Securities must then decide whether it will suspend the bid under the statute. If it does so, it must make a determination within three calendar days after the hearing has been completed and no later than 14 calendar days after the date on which the suspension is imposed. For this purpose, a “control bid” is the purchase of, or an offer to purchase, any equity security of a subject company from a resident of Ohio that would, in general, result in the offeror acquiring 10% or more of the outstanding shares of such company. A “subject company” includes any company with both: (1) its principal place of business or principal executive office in Ohio or assets located in Ohio with a fair market value of at least $1,000,000; and (2) more than 10% of its record or beneficial equity security holders are resident in Ohio, more than 10% of its equity securities are owned of record or beneficially by Ohio residents, or more than 1,000 of its record or beneficial equity security holders are resident in Ohio.
          Bank Holding Company Act. The Bank Holding Company Act requires the prior approval of the Board of Governors of the Federal Reserve System in any case where a bank holding company proposes to acquire direct or indirect ownership or control of more than 5% of the voting shares of any bank that is not already majority-owned by it, to acquire all or substantially all of the assets of another bank or bank holding company, or to merge or consolidate with any other bank holding company.

Dividends
          An Ohio corporation may pay dividends out of surplus, however created, but must notify its shareholders if a dividend is paid out of capital surplus. The ability of FirstMerit to pay dividends to its shareholders is largely dependent on the amount of dividends which may be declared and paid to it by its subsidiaries. There are a number of statutory and regulatory requirements applicable to the payment of dividends by banks, savings associations and bank holding companies and there are certain contractual obligations that may limit FirstMerit’s ability to pay dividends on its Common Shares.
Transfer Agent
          Our transfer agent is American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219; telephone number (800) 937-5449.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Carlton E. Langer
Carlton E. Langer
Senior Vice President and Assistant Corporate Secretary

Date: May 14, 2010